Long-Term Investment	12 Months Ended
Dec. 31, 2015
Investments Schedule [Abstract]
Long-Term Investment
6.	LONG-TERM INVESTMENT

Cost method investment

On March 27, 2015, the Company closed on the acquisition of 40% interests in Million Cube. Million Cube is essentially an investment vehicle and without substantive operating activities of its own. Million Cube has only one investment in 45% of the issued capital and corresponding shareholder loans of Paragon, which was acquired in 2012 from ITC Properties Group Limited, a company incorporated in Bermuda and listed on the HKSE (“ITC Properties”). Paragon was incorporated in the BVI and engages in the development and operation of Sanya Sun Valley Golf Resort in Yalong Bay, Sanya China, PRC. Through the investments, the Company has effective held approximately 18% of interests in Paragon after the completion of its purchasing of 40% interest in Million Cube.

Although Wealth Faith had appointed one director to Million Cube’s board of director, as there are no other operating activities in Million Cube, the Company has no significant influence over its investment in Million Cube and the substantive investment, which is the Company’s secondary investment in Paragon. As such, the Company records the investment in Million Cube at cost and adjusts for other-than-temporary declines in fair value and distributions of earnings. As of December 31, 2015, the carrying amount of the long-term investment was RMB167,560 (HK$200,000).

The management of the Company considered that no impairment was required on its long-term investment because there was a significant appreciation of the underlying asset, a piece of land in Yalong Bay, held by Paragon.

The Company appointed a third party professional valuer to re-assess the current market value of that piece of land in Yalong Bay. In the opinion of the Company’s management, no impairment on the investment in long-term investment was required by the Company as of December 31, 2015.